                                                                  EXHIBIT (a)(7)

                           VION PHARMACEUTICALS, INC.
                         NOTICE OF GUARANTEED DELIVERY
                              OF CLASS A WARRANTS
                                     AND/OR
                                CLASS B WARRANTS

     This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept Vion Pharmaceuticals, Inc.'s (the "Company") offer to exchange, at the holder's option, either (A) 0.438 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") or (B) 0.254 shares of Common Stock and $0.66 in cash (the "Class A Exchange Offer"). The Company is also offering to exchange for each outstanding Class B Warrant ("Class B Warrants"), at the holder's option, either (A) 0.212 shares of Common Stock or
(B) 0.123 shares of Common Stock and $0.32 in cash (the "Class B Exchange Offer", and together with the Class A Exchange Offer, the "Exchange Offer"), if
(a) certificates representing the Warrants are not immediately available, (b) the procedures for book-entry transfer cannot be completed prior to the Expiration Date (as defined), or (c) time will not permit the Warrants and all other required documents to reach the Exchange Agent prior to the Expiration Date. Choices (A), above, are referred to herein as "All Stock Consideration" and Choices (B), above, are referred to as "Stock Plus Cash Consideration". This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, telegram or telex to the Exchange Agent as set forth below. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Offering Circular dated May 19, 1998 of the Company (as the same may be amended or supplemented from time to time, the "Offering Circular").

     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JUNE 29, 1998, UNLESS EXTENDED BY THE COMPANY IN ITS SOLE DISCRETION (SUCH TIME AND DATE, AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE"). TENDERS OF WARRANTS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

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              By Mail:                                                                      By Hand:
           40 Wall Street                                                                40 Wall Street
      New York, New York 10005                                                             46th Floor
   Attn: Reorganization Department                                                  New York, New York 10005
                                                    Telephone:
                                                  (718) 921-8200
                                    Facsimile (for Eligible Institutions Only):
                                                  (718) 234-5001
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OR TELEX, OTHER THAN AS
SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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Ladies and Gentlemen:

     The undersigned hereby tender(s) to Vion Pharmaceuticals, Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Offering Circular and the Letter of Transmittal, receipt of which is hereby acknowledged, the Class A Warrants and/or Class B Warrants set forth below, pursuant to the guaranteed delivery procedures set forth in the Offering Circular under the heading "The Exchange Offer -- Procedures for Tendering Warrants -- Guaranteed Delivery Procedures."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

PLEASE SIGN AND COMPLETE

CLASS A WARRANTHOLDERS:
[ ] Please tender ________ Class A Warrants held by you for my account. PLEASE CHECK ONE OF THE TWO BOXES BELOW:
[ ]  I ELECT TO TENDER FOR ALL STOCK CONSIDERATION
    OR
[ ]  I ELECT TO TENDER FOR STOCK PLUS CASH CONSIDERATION
CLASS B WARRANTHOLDERS:
[ ] Please tender ________ Class B Warrants held by you for my account. PLEASE CHECK ONE OF THE TWO BOXES BELOW:
[ ]  I ELECT TO TENDER FOR ALL STOCK CONSIDERATION
    OR
[ ]  I ELECT TO TENDER FOR STOCK PLUS CASH CONSIDERATION

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-----------------------------------------------------  -----------------------------------------------------
(NAME OF RECORD HOLDER(S))                             (AUTHORIZED SIGNATURE(S))
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----------------------------------------
(ADDRESS)

----------------------------------------
(CITY, STATE, ZIP CODE)

----------------------------------------
(AREA CODE AND TELEPHONE NUMBER)

Dated: ____________________, 1998

Certificate No(s). of Warrants (if
available):

----------------------------------------
If Warrants will be delivered by
book-entry transfer, check box below:

[ ]  The Depository Trust Company
Trust Company Account No.:
________________
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                                   GUARANTEE

     The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the Untied States which is a participant in an approved Signature Guarantee Medallion Program, hereby guarantees the delivery to the Exchange Agent in proper form for transfer (or confirmation of a book-entry transfer of the Warrants delivered electronically) together with a properly completed and duly executed Letter(s) of Transmittal (or facsimiles thereof), with any required signature guarantees and any other required documents, all within three NASDAQ Stock Market trading days after the Expiration Date.

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-----------------------------------------------------       -----------------------------------------------------
(NAME OF FIRM)                                              (AUTHORIZED SIGNATURE)

-----------------------------------------------------       Name: ----------------------------------------------
(ADDRESS)                                                   (PLEASE TYPE OR PRINT)

-----------------------------------------------------       Title: ----------------------------------------------
(CITY, STATE, ZIP CODE)

-----------------------------------------------------
(AREA CODE AND TELEPHONE NUMBER)

Dated: ------------------------------, 1998
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              DO NOT SEND WARRANTS WITH THIS FORM. WARRANTS SHOULD
            BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY
             COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL.